UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 11, 2005

WWA GROUP, INC.

(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification Number)

Eric Montandon, Chief Executive Officer
2465 West 12th Street, Suite 2 Tempe, Arizona 85281
(Address of principal executive offices)

(480) 505-0070
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

(a)  On December 11, 2005, upon the authorization and approval of its board of directors, WWA Group, Inc. (the “Company”) dismissed Tanner LC (“Tanner”) as the Company’s independent registered public accounting firm.

The reports of Tanner on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2004 and 2003, and through December 11, 2005, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tanner, would have caused Tanner to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such periods.

The Company has requested that Tanner furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 19, 2005 is filed herewith as Exhibit 16.

(b)  On December 11, 2005, upon the authorization and approval of the board of directors, the Company engaged Williams & Webster, P.S. (“Williams”) as its independent registered public accounting firm.

No consultations occurred between the Company and Williams during the years ended December 31, 2004 and 2003 and through December 11, 2005 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this report:

Exhibit No.	Page No.	Description
16	3	Letter from Tanner LC to the Securities and Exchange Commission

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

WWA GROUP                                                       DATE

By: /s/ Eric Montandon                                             December 20, 2005

 Name: Eric Montandon

 Title: Chief Executive Officer

EXHIBIT 16

December 19, 2005

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statements included under Item 4.01 of Form 8-K dated December 11, 2005 of WWA Group, Inc. and have the following comments:

1.

We agree with the statements made in Item 4.01 (a), except that we are not in a position to agree or disagree with the Company’s statement that our dismissal was authorized and approved by the board of directors.

2.	We have no basis on which to agree or disagree with the statements made in any part of Item 4.01 (b).

Very truly yours,

/s/ Tanner LC

Salt Lake City, Utah

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